UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2018

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(480) 719-8809
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2018, Carvana Co. (the “Company”) and Ernest C. Garcia III, the Company’s Chief Executive Officer, entered into a Contribution Agreement (the “Agreement”). Pursuant to the Agreement, Mr. Garcia will give back and contribute to the Company, at no charge, 164,835 shares of the Company’s Class A common stock (the “Share Contribution”). The Share Contribution is intended to fund restricted stock unit awards to employees of Carvana, LLC, a subsidiary of the Company, upon their satisfying certain employment tenure requirements. Although the Company does not expect Mr. Garcia to incur any tax obligations related to the Share Contribution, it has indemnified Mr. Garcia from any such obligations that may arise.

The Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Information Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. For a description of factors that may cause the Company’s actual results, performance or expectations to differ from any forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for 2017 and its Quarterly Report on Form 10-Q for Q2 2018, and other documents of the Company on file with or furnished to the Securities and Exchange Commission. Any forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Actual outcomes and results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Contribution Agreement, dated September 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 12, 2018	CARVANA CO.

		By:	/s/ Paul Breaux
		Name:	Paul Breaux
		Title:	General Counsel, Vice President and Secretary